Exhibit 32
CERTIFICATIONS OF
PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Micromet, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Itin, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 8, 2006

/s/ Christian Itin
Christian Itin
President and Chief Executive Officer (principal executive officer)

     In connection with the Quarterly Report of Micromet, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregor Mirow, Senior Vice President of Operations of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and
2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 8, 2006

/s/ Gregor Mirow
Gregor Mirow
Senior Vice President of Operations (principal financial officer)